UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22121

PIMCO Income Opportunity Fund
(Exact name of registrant as specified in charter)

1633 Broadway New York, NY		10019
(Address of principal executive offices)		(Zip code)

William G. Galipeau – 1633 Broadway New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		888-877-4626

Date of fiscal year end:	October 31, 2014

Date of reporting period:	July 31, 2014

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Income Opportunity Fund

July 31, 2014 (unaudited)

Principal Amount (000s)		Value*
CORPORATE BONDS & NOTES - 69.0%
Airlines - 2.6%
	Continental Airlines Pass-Through Trust (l),
$1,039	7.707%, 10/2/22	$1,176,839
954	8.048%, 5/1/22	1,085,940
1,226	Delta Air Lines, Inc., 7.75%, 6/17/21 (l)	1,434,974
4,391	Intrepid Aviation Group Holdings LLC, 6.875%, 2/15/19 (a)(d)	4,577,618
	United Air Lines Pass-Through Trust (l),
1,619	9.75%, 7/15/18	1,841,498
1,181	10.40%, 5/1/18	1,331,047
		11,447,916
Auto Components - 0.8%
2,517	Commercial Vehicle Group, Inc., 7.875%, 4/15/19 (l)	2,605,095
600	Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (a)(d)(l)	646,500
		3,251,595
Banking - 13.2%
	Ally Financial, Inc. (l),
1,850	6.75%, 12/1/14	1,875,437
5,000	8.30%, 2/12/15	5,159,375
3,900	Banco Continental SAECA, 8.875%, 10/15/17 (a)(d)(l)	4,294,875
	Barclays Bank PLC,
400	7.625%, 11/21/22 (l)	447,750
200	7.75%, 4/10/23 (l)(o)	223,000
£2,170	14.00%, 6/15/19 (i)	5,000,827
€200	Barclays PLC, 8.00%, 12/15/20 (i)	290,574
	BPCE S.A. (l),
$3,400	4.625%, 7/11/24 (a)(d)	3,429,676
€750	9.00%, 3/17/15 (i)	1,042,953
350	9.25%, 4/22/15 (i)	489,448
$700	Citigroup, Inc., 6.30%, 5/15/24 (i)	705,776
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (l),
€3,000	6.875%, 3/19/20	4,810,538
$4,865	11.00%, 6/30/19 (a)(d)(i)	6,536,127
3,200	Credit Suisse AG, 6.50%, 8/8/23 (a)(d)(l)	3,544,000
£1,200	DnB NOR Bank ASA, 6.012%, 3/29/17 (i)(l)	2,157,647
$800	JPMorgan Chase & Co., 5.00%, 7/1/19 (i)	792,631
	LBG Capital No. 1 PLC,
£1,500	7.588%, 5/12/20	2,705,922
300	7.869%, 8/25/20	540,425
	LBG Capital No. 2 PLC,
€250	15.00%, 12/21/19	513,495
£3,343	15.00%, 12/21/19 (l)	8,211,998
$1,300	Sberbank of Russia Via SB Capital S.A., 5.717%, 6/16/21 (l)	1,276,438
€400	UBS AG, 4.75%, 2/12/26 (o)	570,971
$2,500	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (i)(l)	2,628,125
		57,248,008
Building Materials - 0.2%
	Corporacion GEO S.A.B. de C.V. (a)(d)(f),
200	8.875%, 3/27/22	23,000
1,800	9.25%, 6/30/20	207,000
€600	Dry Mix Solutions Investissements SAS, 4.467%, 6/15/21 (a)(d)(l)(o)	799,413
		1,029,413
Capital Markets - 2.5%
$11,009	Blackstone CQP Holdco LP, 9.296%, 3/18/19 (a)(b)(d)(m) (acquisition cost - $11,064,643; purchased 3/18/14 - 6/30/14)	11,022,338

Chemicals - 1.2%
5,000	Perstorp Holding AB, 8.75%, 5/15/17 (a)(d)(l)	5,362,500

Coal - 1.3%
2,100	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)(l)	2,044,875
1,800	Cloud Peak Energy Resources LLC, 8.50%, 12/15/19 (l)	1,912,500
	Mongolian Mining Corp.,
300	8.875%, 3/29/17 (a)(d)	190,500
2,100	8.875%, 3/29/17	1,333,500

87	Westmoreland Coal Co., 10.75%, 2/1/18 (a)(d)	92,873
		5,574,248
Commercial Services - 0.1%
612	ADT Corp., 4.875%, 7/15/42 (l)	510,255

Diversified Financial Services - 7.0%
2,300	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(d)(l)	1,978,000
3,400	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)(l)	3,774,000
2,800	Exeter Finance Corp., 9.75%, 5/20/19 (a)(b)(d)(e)(g)(m) (acquisition cost - $2,744,000; purchased 5/15/14)	2,800,000
5,000	HSBC Finance Corp., 6.676%, 1/15/21 (l)	5,966,755
1,552	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a)(d)(l)	1,555,880
	Navient Corp. (l),
1,000	8.00%, 3/25/20	1,132,500
4,700	8.45%, 6/15/18	5,440,250
	Springleaf Finance Corp. (l),
1,100	6.50%, 9/15/17	1,179,750
2,500	6.90%, 12/15/17	2,712,500
18,610	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (MBIA) (a)(b)(d)(m) (acquisition cost - $3,237,829; purchased 11/20/12 - 7/26/13)	3,745,286
		30,284,921
Electric Utilities - 1.9%
	Illinois Power Generating Co. (l),
4,295	6.30%, 4/1/20	4,133,938
4,033	7.95%, 6/1/32	3,992,670
		8,126,608
Engineering & Construction - 1.4%
2,000	Aeropuertos Dominicanos Siglo XXI S.A., 9.75%, 11/13/19 (a)(d)(l)	1,940,000
4,093	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (l)	4,085,054
		6,025,054
Food & Beverage - 0.4%
1,272	Carolina Beverage Group LLC, 10.625%, 8/1/18 (a)(d)(l)	1,367,400
250	Diamond Foods, Inc., 7.00%, 3/15/19 (a)(d)(l)	257,500
90	Post Holdings, Inc., 6.00%, 12/15/22 (a)(d)(l)	89,213
		1,714,113
Food Service - 0.3%
	Brakes Capital (d),
€600	5.317%, 12/15/18 (a)(o)	809,858
£300	7.125%, 12/15/18	511,605
		1,321,463
Healthcare-Products - 0.8%
$3,600	Crimson Merger Sub, Inc., 6.625%, 5/15/22 (a)(d)(l)	3,388,500

Healthcare-Services - 0.8%
3,000	HCA, Inc., 6.50%, 2/15/20 (l)	3,266,250

Holding Companies-Diversified - 0.2%
	Monitchem HoldCo 3 S.A. (a)(d),
€200	5.017%, 6/15/21 (o)	268,814
300	5.25%, 6/15/21	403,724
		672,538
Household Products/Wares - 1.4%
$5,940	Armored Autogroup, Inc., 9.25%, 11/1/18 (l)	6,207,300

Insurance - 1.9%
	American International Group, Inc. (l),
£546	6.765%, 11/15/17	1,047,920
$1,900	8.25%, 8/15/18	2,340,196
£550	8.625%, 5/22/68 (converts to FRN on 5/22/18)	1,097,331
$2,900	Pinnacol Assurance, 8.625%, 6/25/34 (a)(b)(g)(m) (acquisition cost - $2,900,000; purchased 6/23/14)	2,925,608
£600	Towergate Finance PLC, 8.50%, 2/15/18	1,010,447
		8,421,502
Lodging - 3.7%
	Caesars Entertainment Operating Co., Inc. (l),
$10,192	8.50%, 2/15/20	8,968,960
508	9.00%, 2/15/20	425,450

5,243	Times Square Hotel Trust, 8.528%, 8/1/26 (a)(d)(l)	6,624,866
		16,019,276
Machinery-Construction & Mining - 0.1%
300	Vander Intermediate Holding II Corp., 9.75%, 2/1/19, PIK (a)(d)(l)	315,750

Machinery-Diversified - 0.1%
€200	Galapagos S.A., 5.375%, 6/15/21 (a)(d)	269,845

Media - 5.3%
$3,790	Clear Channel Communications, Inc., 9.00%, 3/1/21 (l)	3,932,125
€300	Nara Cable Funding Ltd., 8.875%, 12/1/18	429,160
	Numericable Group S.A.
$7,200	4.875%, 5/15/19 (a)(d)(l)	7,245,000
€600	5.375%, 5/15/22 (a)(d)	835,294
1,100	5.625%, 5/15/24	1,543,186
$500	6.00%, 5/15/22 (a)(d)(l)	500,625
7,650	Spanish Broadcasting System, Inc., 12.50%, 4/15/17 (a)(d)(l)	8,472,375
		22,957,765
Metal Fabricate/Hardware - 0.3%
1,030	Wise Metals Group LLC, 8.75%, 12/15/18 (a)(d)(l)	1,109,825

Mining - 0.2%
	AngloGold Ashanti Holdings PLC (l),
300	5.375%, 4/15/20	308,012
800	6.50%, 4/15/40	760,973
		1,068,985
Miscellaneous Manufacturing - 1.5%
6,015	Trinseo Materials Operating SCA, 8.75%, 2/1/19 (l)	6,345,825

Oil, Gas & Consumable Fuels - 6.9%
926	Ecopetrol S.A., 7.375%, 9/18/43 (l)	1,161,204
1,580	Forbes Energy Services Ltd., 9.00%, 6/15/19 (l)	1,611,600
	Gazprom OAO Via Gaz Capital S.A. (a)(d)(l),
181	5.999%, 1/23/21	182,176
6,600	6.51%, 3/7/22	6,867,300
1,454	7.288%, 8/16/37	1,533,970
1,081	8.625%, 4/28/34	1,259,365
958	Global Geophysical Services, Inc., 10.50%, 5/1/17 (f)	323,325
4,375	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)(l)	4,647,125
	OGX Austria GmbH (a)(d)(f),
3,300	8.375%, 4/1/22 (b)(m) (acquisition cost - $2,739,000; purchased 11/20/12)	148,500
3,700	8.50%, 6/1/18	166,500
	Petrobras International Finance Co. - Pifco (l),
600	5.75%, 1/20/20	640,200
9,700	7.875%, 3/15/19	11,213,200
130	Petroleos de Venezuela S.A., 6.00%, 11/15/26 (a)(d)	80,795
200	Sierra Hamilton LLC, 12.25%, 12/15/18 (a)(d)	209,750
		30,045,010
Paper & Forest Products - 0.5%
2,155	Millar Western Forest Products Ltd., 8.50%, 4/1/21 (l)	2,305,850

Pharmaceuticals - 1.1%
1,500	Capsugel S.A., 7.00%, 5/15/19, PIK (a)(d)(l)	1,514,063
2,300	Endo Finance LLC & Endo Finco, Inc., 5.375%, 1/15/23 (a)(d)(l)	2,225,250
1,100	Valeant Pharmaceuticals International, 6.875%, 12/1/18 (a)(d)(l)	1,139,875
		4,879,188
Pipelines - 2.6%
600	AK Transneft OJSC Via TransCapitalInvest Ltd., 8.70%, 8/7/18 (a)(d)(l)	694,500
1,700	Genesis Energy L.P., 5.625%, 6/15/24 (l)	1,723,375
	NGPL PipeCo LLC (a)(d),
300	7.768%, 12/15/37	295,500
4,700	9.625%, 6/1/19 (l)	5,111,250
2,100	Regency Energy Partners L.P., 5.00%, 10/1/22 (l)	2,076,375
1,200	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)(l)	1,200,000
		11,101,000
Real Estate Investment Trust - 1.3%
4,750	SL Green Realty Corp., 7.75%, 3/15/20 (l)	5,682,729

Retail - 1.5%
£500	Aston Martin Capital Ltd., 9.25%, 7/15/18 (l)	896,909
$2,712	CVS Pass-Through Trust, 7.507%, 1/10/32 (a)(d)(l)	3,417,662

1,200	DriveTime Automotive Group, Inc., 8.00%, 6/1/21 (a)(d)(l)	1,213,500
£20	Enterprise Inns PLC, 6.875%, 5/9/25	35,707
500	Unique Pub Finance Co. PLC, 7.395%, 3/28/24	877,916
		6,441,694
Software - 0.4%
$2,010	Boxer Parent Co., Inc., 9.00%, 10/15/19 (a)(d)(l)	1,879,350

Storage/Warehousing - 0.7%
3,100	Algeco Scotsman Global Finance PLC, 8.50%, 10/15/18 (a)(d)(l)	3,193,000

Telecommunications - 4.4%
2,000	Frontier Communications Corp., 9.00%, 8/15/31 (l)	2,140,000
4,181	GCI, Inc., 6.75%, 6/1/21 (l)	4,204,518
	Sprint Corp. (a)(d)(l),
5,800	7.125%, 6/15/24	5,937,750
600	7.875%, 9/15/23	645,000
€3,450	UPCB Finance II Ltd., 6.375%, 7/1/20 (l)	4,896,907
800	UPCB Finance Ltd., 7.625%, 1/15/20	1,134,175
		18,958,350
Transportation - 0.4%
800	Hellenic Railways Organization S.A., 4.028%, 3/17/17	1,047,137
	Russian Railways via RZD Capital PLC (l),
$200	5.70%, 4/5/22	196,000
200	5.739%, 4/3/17	206,500
320	Western Express, Inc., 12.50%, 4/15/15 (a)(d)	272,800
		1,722,437
Total Corporate Bonds & Notes (cost-$288,641,969)		299,170,401

MORTGAGE-BACKED SECURITIES - 43.1%
287	Adjustable Rate Mortgage Trust, 2.655%, 1/25/36, CMO (o)	252,319
£301	Auburn Securities 4 PLC, 0.895%, 10/1/41, CMO (o)	499,138
$3,012	Banc of America Alternative Loan Trust, 16.599%, 9/25/35, CMO (b)(o)	3,755,967
	Banc of America Funding Trust, CMO (o),
262	2.353%, 12/20/36	263,321
1,872	2.621%, 3/20/36	1,641,976
1,633	2.691%, 12/20/34	1,394,224
905	2.735%, 10/20/46	684,976
466	2.84%, 12/20/34	279,281
	Banc of America Mortgage Trust, CMO,
185	2.622%, 10/20/46 (o)	120,323
287	2.743%, 9/25/34 (o)	288,069
690	5.75%, 8/25/34 (l)	733,255
	BCAP LLC Trust, CMO (a)(d)(o),
1,083	1.822%, 11/26/37	1,085,238
550	5.014%, 3/26/36	561,578
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (o),
155	2.425%, 9/25/34	140,523
592	2.561%, 8/25/47	456,286
471	2.62%, 1/25/35	482,397
1,781	2.621%, 10/25/36	1,552,755
192	4.854%, 9/25/34	188,603
930	4.944%, 3/25/35	927,843
551	4.955%, 6/25/47	502,359
	Bear Stearns ALT-A Trust, CMO (o),
5,474	0.315%, 6/25/46 (l)	3,684,643
1,366	0.855%, 1/25/35 (l)	1,332,506
95	2.469%, 11/25/35	75,615
516	2.519%, 4/25/35	409,562
1,551	2.62%, 9/25/34	1,415,434
751	2.622%, 8/25/36	570,086
5,196	2.672%, 8/25/36	4,301,414
1,328	2.68%, 5/25/36	1,042,613
817	2.939%, 5/25/35	734,484
770	3.60%, 9/25/34	773,458
888	4.40%, 11/25/36	675,329
489	5.041%, 7/25/35	375,790
536	Bear Stearns Commercial Mortgage Securities Trust, 6.00%, 11/11/35, CMO (a)(d)	541,623
£479	Bluestone Securities PLC, 0.753%, 6/9/43, CMO (o)	780,619
$2,906	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a)(d)	1,905,572
€655	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.334%, 11/13/47, CMO (o)	825,417
	Chase Mortgage Finance Trust, CMO,
$1,395	5.50%, 11/25/21	1,214,536
1,515	6.00%, 3/25/37	1,377,719
	Citigroup Mortgage Loan Trust, Inc., CMO,
2,943	2.776%, 3/25/37 (o)	2,232,018

856	5.50%, 11/25/35	767,071
2,170	Commercial Mortgage Trust, 5.909%, 7/10/46, CMO (a)(d)(l)(o)	2,390,298
	Countrywide Alternative Loan Trust, CMO,
1,411	0.351%, 12/20/46 (o)	1,119,279
1,447	0.405%, 6/25/37 (o)	938,251
3,326	0.486%, 11/20/35 (l)(o)	2,785,631
2,918	0.505%, 5/25/36 (o)	1,890,521
2,570	0.505%, 6/25/36 (o)	1,911,247
659	5.50%, 10/25/35	609,730
3,243	5.50%, 12/25/35 (l)	2,833,482
527	5.75%, 5/25/36	452,817
512	6.00%, 11/25/35	279,153
560	6.00%, 4/25/36	499,668
1,003	6.00%, 4/25/37 (l)	790,979
2,758	6.00%, 5/25/37 (l)	2,284,471
2,002	6.00%, 5/25/37	1,693,378
575	6.25%, 8/25/37	483,106
686	6.50%, 9/25/32	676,446
1,359	6.50%, 7/25/35	787,651
798	6.50%, 6/25/36	648,353
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
1,220	0.475%, 3/25/35 (o)	1,169,193
177	2.397%, 8/20/35 (o)	165,668
485	2.507%, 6/20/35 (o)	425,482
4,346	2.564%, 11/25/35 (l)(o)	3,913,827
113	2.627%, 8/25/34 (o)	101,688
1,354	2.82%, 9/25/47 (o)	1,202,523
1,645	2.902%, 3/25/37 (o)	1,231,665
192	5.50%, 8/25/35	184,573
2,242	Credit Suisse First Boston Mortgage Securities Corp., 7.50%, 5/25/32, CMO (l)	2,418,715
	Credit Suisse Mortgage Capital Certificates, CMO,
712	5.896%, 4/25/36	593,137
563	6.50%, 5/25/36	399,325
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
855	0.755%, 7/25/36 (o)	449,459
615	6.50%, 7/26/36	361,392
943	Deutsche ALT-A Securities Mortgage Loan Trust, 0.305%, 2/25/47, CMO (o)	703,370
185	Deutsche ALT-B Securities Mortgage Loan Trust, 6.25%, 7/25/36, CMO (o)	134,822
402	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, 5.50%, 9/25/33, CMO (l)	422,403
781	Downey Savings & Loan Assoc. Mortgage Loan Trust, 0.336%, 4/19/47, CMO (o)	213,415
	EMF-NL BV, CMO (o),
€800	1.202%, 7/17/41	950,904
1,000	2.452%, 10/17/41	1,385,867
	First Horizon Alternative Mortgage Securities Trust, CMO,
$2,220	2.195%, 11/25/36 (o)	1,697,921
1,644	2.197%, 5/25/36 (o)	1,382,718
367	2.221%, 2/25/36 (o)	294,665
417	2.248%, 8/25/35 (o)	122,469
191	6.25%, 11/25/36	161,891
	First Horizon Mortgage Pass-Through Trust, CMO,
237	2.395%, 7/25/37 (o)	200,883
1,778	2.544%, 1/25/37 (o)	1,556,133
334	5.50%, 8/25/35	299,145
50,280	FREMF Mortgage Trust, 0.10%, 5/25/20, CMO, IO	214,081
	GMACM Mortgage Loan Trust, CMO (o),
273	2.878%, 6/25/34	263,877
155	2.959%, 7/19/35	146,205
217	3.277%, 6/25/34	211,135
1,759	Greenpoint Mortgage Funding Trust, 0.335%, 1/25/37, CMO (o)	1,328,832
	GS Mortgage Securities Trust, CMO (a)(d)(o),
9,283	1.512%, 8/10/43, IO	608,646
2,100	6.026%, 8/10/43 (l)	2,339,019
	GSR Mortgage Loan Trust, CMO,
771	0.605%, 7/25/37 (o)	562,431
2,548	2.671%, 1/25/36 (o)	2,417,012
52	2.832%, 12/25/34 (o)	46,993
168	6.00%, 9/25/34	168,948
	Harborview Mortgage Loan Trust, CMO (o),
2,749	0.346%, 2/19/46 (l)	2,459,507
5,114	0.366%, 11/19/36 (l)	3,861,906
426	0.476%, 1/19/35	382,015
399	0.716%, 6/19/34	381,613
398	2.502%, 8/19/36	293,617
1,878	4.625%, 6/19/36	1,320,524
623	HomeBanc Mortgage Trust, 0.405%, 3/25/35, CMO (o)	564,998
€959	IM Pastor 4 Fondo de Titulizacion de Activos, 0.356%, 3/22/44, CMO (o)	1,138,794
$507	Impac CMB Trust, 0.415%, 11/25/35, CMO (o)	418,264
2,176	IndyMac INDA Mortgage Loan Trust, 2.618%, 12/25/36, CMO (o)	1,929,035
	IndyMac Index Mortgage Loan Trust, CMO (o),
320	0.385%, 4/25/35	285,489
333	0.955%, 8/25/34	302,878

668	1.015%, 9/25/34	617,909
508	2.03%, 6/25/37	392,441
1,856	2.664%, 5/25/37	1,383,905
113	4.737%, 5/25/37	13,758
1,873	4.757%, 11/25/36	1,727,336
	JPMorgan Alternative Loan Trust, CMO (o),
716	2.56%, 5/25/36	567,432
7	5.50%, 11/25/36	7,199
4,000	JPMorgan Chase Commercial Mortgage Securities Trust, 5.637%, 3/18/51, CMO (a)(d)(l)(o)	4,338,860
	JPMorgan Mortgage Trust, CMO,
242	2.527%, 7/25/35 (o)	243,328
518	2.577%, 6/25/37 (o)	439,379
93	2.591%, 10/25/36 (o)	79,020
1,356	2.644%, 5/25/36 (o)	1,221,161
3,384	5.50%, 11/25/34 (l)	3,470,796
232	6.00%, 8/25/37	208,649
2,822	KGS Alpha SBA, 1.044%, 4/25/38, CMO (a)(b)(d)(g)(m) (acquisition cost - $167,802; purchased 10/18/12)	140,975
	Landmark Mortgage Securities PLC, CMO (o),
€470	0.454%, 6/17/38	607,364
£1,234	0.776%, 6/17/38	2,012,161
	Lehman Mortgage Trust, CMO,
$2,851	6.00%, 5/25/37 (l)	2,772,999
644	6.143%, 4/25/36 (o)	614,856
	MASTR Adjustable Rate Mortgages Trust, CMO (o),
1,364	0.365%, 4/25/46	1,059,630
672	0.858%, 1/25/47	459,260
1,094	3.218%, 10/25/34	998,828
	Morgan Stanley Mortgage Loan Trust, CMO,
3,156	2.53%, 7/25/35 (l)(o)	2,756,289
426	3.129%, 1/25/35 (o)	24,347
950	5.75%, 12/25/35	914,924
559	6.00%, 8/25/37	513,073
1,975	Morgan Stanley Re-Remic Trust, zero coupon, 7/17/56, CMO, PO (a)(d)(l)	1,966,035
	Prime Mortgage Trust, CMO,
5,494	0.505%, 6/25/36 (o)	3,029,877
253	7.00%, 7/25/34	251,038
2,000	RBSCF Trust, 5.223%, 8/16/48, CMO (a)(d)(l)(o)	2,113,798
33	Regal Trust IV, 2.209%, 9/29/31, CMO (a)(b)(d)(m)(o) (acquisition cost - $26,663; purchased 3/5/10)	31,501
	Residential Accredit Loans, Inc., CMO,
465	0.335%, 6/25/46 (o)	218,325
3,003	0.365%, 6/25/37 (l)(o)	2,263,847
210	5.50%, 4/25/37	164,763
988	6.00%, 8/25/35	880,250
965	6.00%, 1/25/37	822,038
708	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	552,042
	Residential Funding Mortgage Securities I, CMO,
485	5.786%, 7/27/37 (o)	429,021
919	6.00%, 6/25/37	820,013
	Salomon Brothers Mortgage Securities VII, Inc., CMO,
509	6.50%, 2/25/29	516,804
1,400	8.20%, 7/18/33 (o)	1,411,846
585	Sequoia Mortgage Trust, 2.675%, 1/20/38, CMO (o)	501,153
	Structured Adjustable Rate Mortgage Loan Trust, CMO (o),
42	2.453%, 8/25/34	42,497
1,528	4.757%, 11/25/36	1,379,769
1,921	5.056%, 1/25/36	1,478,834
	Structured Asset Mortgage Investments II Trust, CMO (o),
3,358	0.365%, 8/25/36 (l)	2,716,113
261	0.385%, 5/25/45	238,726
782	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 2.384%, 1/25/34, CMO (o)	766,034
556	Suntrust Adjustable Rate Mortgage Loan Trust, 4.265%, 10/25/37, CMO (o)	498,874
€17	Talisman-7 Finance Ltd., 0.403%, 4/22/17, CMO (o)	22,711
$496	TBW Mortgage-Backed Trust, 6.00%, 7/25/36, CMO	324,300
5,000	WaMu Commercial Mortgage Securities Trust, 5.658%, 3/23/45, CMO (a)(d)(l)(o)	5,281,680
	WaMu Mortgage Pass-Through Certificates, CMO (o),
56	0.445%, 10/25/45	53,527
557	2.025%, 11/25/36	476,120
2,672	2.059%, 6/25/37	2,332,872
937	2.066%, 3/25/37	787,616
148	2.143%, 3/25/33	148,369
3,028	2.167%, 7/25/46 (l)	2,769,457
5,073	2.297%, 7/25/37 (l)	4,096,498
1,517	2.309%, 2/25/37	1,294,946
2,073	2.366%, 7/25/37	1,869,817
1,950	2.374%, 2/25/37	1,740,674
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
863	0.968%, 10/25/46 (o)	615,032
4,772	5.50%, 7/25/35 (l)	4,442,797
68	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, 1.60%, 6/25/33, CMO (o)	66,202
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
644	0.655%, 7/25/37 (o)	553,806

1,397	2.591%, 9/25/36 (o)	1,315,007
53	2.614%, 9/25/36 (o)	50,591
124	2.622%, 4/25/36 (o)	121,702
53	2.622%, 10/25/36 (o)	50,458
40	5.50%, 1/25/36	11,590
Total Mortgage-Backed Securities (cost-$151,619,543)		186,814,322

ASSET-BACKED SECURITIES - 32.5%
287	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21 (b)	228,592
	Accredited Mortgage Loan Trust (o),
1,213	0.285%, 2/25/37	1,163,820
862	0.332%, 4/25/36	841,681
10	ACE Securities Corp. Home Equity Loan Trust, 0.555%, 8/25/45 (o)	9,559
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates (o),
708	0.665%, 10/25/35	584,369
154	1.88%, 5/25/34	115,384
1,671	3.005%, 8/25/32	1,581,819
	Asset-Backed Funding Certificates (o),
167	0.715%, 10/25/33	148,882
1,407	0.98%, 8/25/33	1,364,763
1,634	Associates Manufactured Housing Pass-Through Certificates, 7.15%, 3/15/28 (l)(o)	1,944,846
1,145	Bear Stearns Asset-Backed Securities I Trust, 0.63%, 9/25/34 (o)	1,108,862
982	Bear Stearns Asset-Backed Securities Trust, 3.421%, 7/25/36 (o)	472,346
3,680	Bombardier Capital Mortgage Securitization Corp. Trust, 7.83%, 6/15/30 (o)	2,273,270
	Conseco Finance Securitizations Corp.,
1,242	7.77%, 9/1/31	1,383,947
1,931	7.96%, 5/1/31	1,566,297
287	7.97%, 5/1/32	202,847
3,273	8.06%, 5/1/31	2,322,923
3,070	9.163%, 3/1/33 (o)	2,848,036
	Conseco Financial Corp.,
199	6.22%, 3/1/30	212,416
173	6.33%, 11/1/29 (o)	180,306
1,687	6.53%, 2/1/31 (o)	1,700,014
29	6.86%, 3/15/28	29,246
446	7.05%, 1/15/27	457,198
597	7.14%, 3/15/28	639,240
361	7.24%, 6/15/28 (o)	378,894
95	7.40%, 6/15/27	96,010
	Countrywide Asset-Backed Certificates (o),
21	0.305%, 3/25/47	17,784
1,013	0.495%, 12/25/36 (a)(d)	609,373
570	0.715%, 8/25/32	483,660
528	0.935%, 11/25/34 (l)	525,203
413	1.13%, 2/25/34	390,695
3,750	1.43%, 2/25/35 (l)	3,333,713
112	4.693%, 10/25/35	111,604
3,459	Credit Suisse First Boston Mortgage Securities Corp., 1.205%, 2/25/31 (o)	3,194,152
1,377	Credit-Based Asset Servicing and Securitization LLC, 1.472%, 12/25/35 (o)	1,085,160
	First Franklin Mortgage Loan Trust (l)(o),
10,000	0.605%, 11/25/36	8,291,700
8,092	0.755%, 7/25/35	5,949,594
1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26 (o)	1,081,354
2,968	GSAA Home Equity Trust, 5.772%, 11/25/36 (o)	1,838,300
380	GSAMP Trust, 0.452%, 5/25/36 (a)(d)(l)(o)	376,295
40	Home Equity Asset Trust, 2.555%, 10/25/33 (o)	33,859
	Home Equity Loan Trust (o),
13,115	0.385%, 4/25/37	7,898,325
8,700	0.495%, 4/25/37	5,326,645
	IndyMac Residential Asset-Backed Trust (o),
18,750	0.395%, 4/25/47	10,976,869
6,500	0.475%, 4/25/47 (l)	4,715,068
	JP Morgan Mortgage Acquisition Trust (o),
11	0.232%, 8/25/36	5,271
1,849	0.345%, 3/25/47	1,009,244
2,276	Legg Mason MTG Capital Corp., 7.11%, 3/10/21 (a)(b)(g)(m) (acquisition cost - $2,179,587; purchased 1/29/13)	2,293,404
1,468	Legg Mason PT, 6.55%, 3/10/20 (a)(d)(g)	1,467,863
	Lehman ABS Mortgage Loan Trust (a)(d)(o),
7,428	0.245%, 6/25/37	4,756,308
6,121	0.355%, 6/25/37	3,984,125
	Long Beach Mortgage Loan Trust (o),
1,201	0.315%, 10/25/36	598,529
473	2.63%, 3/25/32	408,790
15	Loomis Sayles CLO I Ltd, 0.465%, 10/26/20, CDO (a)(d)(o)	15,124
	MASTR Asset-Backed Securities Trust,
4,421	0.265%, 8/25/36 (o)	2,456,783
274	5.233%, 11/25/35	276,463
6,590	Merrill Lynch First Franklin Mortgage Loan Trust, 0.395%, 5/25/37 (o)	4,065,314
1,981	Merrill Lynch Mortgage Investors Trust, 0.655%, 6/25/36 (o)	1,830,461

854	Morgan Stanley Dean Witter Capital I, Inc. Trust, 1.58%, 2/25/33 (o)	812,821
4,445	Morgan Stanley Home Equity Loan Trust, 1.205%, 12/25/34 (l)(o)	3,706,445
1,749	NovaStar Mortgage Funding Trust, 0.325%, 11/25/36 (o)	816,745
30	Oakwood Mortgage Investors, Inc., 0.382%, 6/15/32 (o)	26,600
57	Option One Mortgage Loan Trust, 5.662%, 1/25/37	58,220
3,523	Origen Manufactured Housing Contract Trust, 7.65%, 3/15/32	3,704,007
3,067	Ownit Mortgage Loan Trust, 3.407%, 12/25/36	1,440,931
1,161	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, 2.03%, 10/25/34 (o)	340,676
	Residential Asset Mortgage Products, Inc.,
1,084	1.277%, 8/25/33 (o)	969,645
3,239	1.88%, 9/25/34 (o)	2,039,830
8	4.02%, 4/25/33 (o)	7,595
318	5.22%, 7/25/34 (o)	304,934
1,474	5.86%, 11/25/33 (l)	1,587,035
	Residential Asset Securities Corp. (o),
—(h)	0.345%, 3/25/36	34
3,526	0.595%, 10/25/35	2,545,077
17	4.47%, 3/25/32	17,066
795	Saxon Asset Securities Trust, 1.13%, 12/26/34 (o)	630,541
	Securitized Asset-Backed Receivables LLC Trust (o),
471	0.385%, 2/25/37	283,244
77	0.83%, 1/25/35	70,582
	South Coast Funding VII Ltd. (a)(d)(o),
51,044	0.493%, 1/6/41, CDO	14,496,457
1,848	0.493%, 1/6/41, CDO (b)(m) (acquisition cost - $366,293; purchased 8/16/12 - 11/8/12)	524,986
688	Structured Asset Securities Corp. Mortgage Loan Trust, 0.455%, 6/25/35 (o)	601,888
2,234	Talon Funding Ltd., 0.717%, 6/5/35, CDO (a)(d)(o)	1,513,770
741	UCFC Home Equity Loan Trust, 7.75%, 4/15/30 (o)	722,353
480	Vanderbilt Acquisition Loan Trust, 7.33%, 5/7/32 (l)(o)	524,034
Total Asset-Backed Securities (cost-$123,066,049)		141,008,115

U.S. GOVERNMENT AGENCY SECURITIES - 11.1%
	Fannie Mae, MBS,
21,500	3.00%, TBA, 30 Year (e)	21,056,137
21,500	4.00%, TBA, 30 Year (e)	22,538,467
121	4.00%, 11/1/33 - 10/1/40	126,592
2,923	4.00%, 10/1/40 - 7/1/41 (l)	3,081,275
29,248	Freddie Mac, 0.753%, 10/25/20, CMO, IO (l)(o)	1,128,744
Total U.S. Government Agency Securities (cost-$47,941,690)		47,931,215

SOVEREIGN DEBT OBLIGATIONS - 9.7%

Brazil - 7.4%
	Brazil Notas do Tesouro Nacional,
BRL 12,500	6.00%, 5/15/45, Ser. B (j)	13,374,994
16,200	6.00%, 8/15/50, Ser. B (j)	17,316,876
3,106	10.00%, 1/1/17, Ser. F	1,329,273
62	10.00%, 1/1/21, Ser. F	25,254
62	10.00%, 1/1/23, Ser. F	24,824
		32,071,221
Costa Rica - 0.2%
$700	Costa Rica Government International Bond, 7.00%, 4/4/44 (a)(d)(l)	736,750

Greece - 0.2%
	Hellenic Republic Government International Bond,
¥46,000	3.80%, 8/8/17	432,791
40,000	4.50%, 7/3/17	382,161
		814,952
Indonesia - 0.3%
$1,000	Indonesia Government International Bond, 6.75%, 1/15/44 (a)(d)(l)	1,196,250

Philippines - 1.4%
5,000	Power Sector Assets & Liabilities Management Corp., 7.25%, 5/27/19 (l)	6,006,250

Russia - 0.2%
	Russian Federation Bond (l),
400	5.625%, 4/4/42	403,000
200	5.875%, 9/16/43	203,500
480	7.50%, 3/31/30	543,753
		1,150,253
Total Sovereign Debt Obligations (cost-$38,145,433)		41,975,676

SENIOR LOANS (a)(c)- 7.1%
Aerospace & Defense - 0.1%
497	Sequa Corp., 5.25%, 6/19/17, Term B	492,189

Biotechnology - 0.0%
100	Ikaria, Inc., 8.75%, 2/12/22	101,675

Diversified Consumer Services - 0.3%
1,100	ServiceMaster Co., 4.25%, 7/1/21, Term B	1,094,665

Diversified Financial Services - 0.1%
600	Delta 2 Lux Sarl, 6.75%, 7/29/22 (e)	601,500

Electric Utilities - 4.0%
17,077	Energy Future Intermediate Holding Co. LLC, 4.25%, 6/19/16	17,151,710

Food Products - 0.2%
800	New Albertsons, Inc., 4.75%, 6/27/21	803,396

Healthcare-Services - 0.2%
190	Healogics, Inc., 5.25%, 7/1/21	190,356
600	Ortho-Clinical Diagnostics, 4.75%, 6/30/21, Term B	600,625
		790,981
Hotels/Gaming - 0.6%
1,900	Amaya BV, 7.00%, 8/1/22 (e)	1,924,542
750	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (b)(m) (acquisition cost - $736,653; purchased 5/1/12 - 7/10/12)	840,000
		2,764,542
Media - 1.6%
	Clear Channel Communications, Inc.,
1,900	3.805%, 1/29/16, Term B	1,885,984
4,600	6.905%, 1/30/19, Term D	4,527,646
	Numericable U.S. LLC,
253	4.50%, 4/23/20, Term B1	254,113
219	4.50%, 4/23/20, Term B2	219,842
		6,887,585
Oil, Gas & Consumable Fuels - 0.0%
255	OGX, 4/11/15, Term A	211,285
Total Senior Loans (cost-$30,675,227)		30,899,528

Shares
CONVERTIBLE PREFERRED STOCK - 4.1%
Banks - 4.1%
14,500	Wells Fargo & Co., 7.50%, Ser. L (i) (cost-$9,203,225)	17,545,000

PREFERRED STOCK - 1.7%
Banking - 0.2%
10,000	AgriBank FCB, 6.875%, 1/1/24 (a)(d)(i)(n)	1,056,875

Diversified Financial Services - 1.5%
50,000	Farm Credit Bank, 6.75%, 9/15/23 (a)(d)(i)(n)	5,260,940
	Navient LLC, Ser. A,
32,400	3.953%, 3/15/17	795,420
8,500	4.003%, 1/16/18	208,590
		6,264,950
Total Preferred Stock (cost-$6,460,125)		7,321,825

Principal Amount (000s)
CONVERTIBLE BONDS - 1.2%
Real Estate Investment Trust - 1.2%
$3,800	SL Green Operating Partnership L.P., 3.00%, 10/15/17 (a)(d) (cost-$3,786,202)	5,206,000

MUNICIPAL BONDS - 0.6%
Iowa - 0.0%
200	Tobacco Settlement Auth. Rev., 6.50%, 6/1/23, Ser. A	198,786

West Virginia - 0.6%
2,790	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	2,394,490
Total Municipal Bonds (cost-$2,876,676)		2,593,276

U.S. TREASURY OBLIGATIONS - 0.2%
858	U.S. Treasury Notes, 0.25%, 2/28/15 (k)(l) (cost-$858,805)	858,872

Shares
COMMON STOCK (q)- 0.1%
Media - 0.1%
5,969	Tribune Media Co., Class A	492,442
1,492	Tribune Publishing Co.	31,382
Total Common Stock (cost-$340,187)		523,824

Units
WARRANTS - 0.0%
Engineering & Construction - 0.0%
3,575	Alion Science and Technology Corp., expires 11/1/14 (a)(d)(g)(q) (cost-$36)	36

Principal Amount (000s)
SHORT-TERM INVESTMENTS - 3.6%
U.S. Treasury Obligations (k)(l)(p)- 2.2%
$9,733	U.S. Treasury Bills, 0.046%-0.078%, 8/14/14-12/4/14 (cost-$9,732,404)	9,732,636

Repurchase Agreements - 1.1%
2,600	Citigroup Global Markets, Inc., dated 7/31/14, 0.13%, due 8/1/14, proceeds $2,600,009; collateralized by U.S. Treasury Notes, 0.875%, due 7/31/19, valued at $2,659,092 including accrued interest	2,600,000
2,176	State Street Bank and Trust Co., dated 7/31/14, 0.00%, due 8/1/14, proceeds $2,176,000; collateralized by U.S. Treasury Notes, 0.875%, due 5/15/17, valued at $2,220,000 including accrued interest	2,176,000
Total Repurchase Agreements (cost-$4,776,000)		4,776,000

U.S. Government Agency Securities (p)- 0.3%
	Fannie Mae Discount Notes,
200	0.091%, 2/2/15	199,915
500	0.142%, 6/1/15	499,480
	Federal Home Loan Bank Discount Notes,
400	0.077%, 11/14/14	399,918
200	0.081%, 10/29/14	199,978
200	Freddie Mac Discount Notes, 0.107%, 3/17/15	199,886
Total U.S. Government Agency Securities (cost-$1,499,055)		1,499,177
Total Short-Term Investments (cost-$16,007,459)		16,007,813

Notional Amount (000s)
OPTIONS PURCHASED (q)- 0.0%
Put Options - 0.0%
12,000	Fannie Mae, (OTC), strike price $93.00, expires 9/4/14 (cost-$469)	—	(r)
Total Investments (cost-$719,623,095) (s)-184.0%		797,855,903
Liabilities in excess of other assets-(84.0)%		(364,283,350)
Net Assets-100.0%		$433,572,553

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $234,982,546, representing 54.2% of net assets.

(b)	Illiquid.

(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on July 31, 2014.

(d)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after July 31, 2014.

(f)	In default.

(g)	Fair-Valued—Securities with an aggregate value of $9,627,886, representing 2.2% of net assets.

(h)	Principal amount less than $500.

(i)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(j)	Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.

(k)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(l)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(m)	Restricted. The aggregate acquisition cost of such securities is $26,162,470. The aggregate value is $24,472,598, representing 5.6% of net assets.

(n)	Dividend rate is fixed until the first call date and variable thereafter.

(o)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on July 31, 2014.

(p)	Rates reflect the effective yields at purchase date.

(q)	Non-income producing.

(r)	Value less than $1

(s)

At July 31, 2014, the cost basis of portfolio securities for federal income tax purposes was $719,623,095. Gross unrealized appreciation was $91,586,708; gross unrealized depreciation was $13,353,900; and net unrealized appreciation was $78,232,808. The difference between book and tax cost was attributable to wash sale loss deferrals.

(t)	Total return swap agreements on convertible securities outstanding at July 31, 2014:

Swap Counterparty	Pay/Receive	Underlying Asset	# of Units	Financing Rate	Maturity Date	Notional Amount	Upfront Premiums Paid	Unrealized Appreciation	Asset	Liability
Deutsche Bank	Receive	OGX Petroleo e Gas Participaceos S.A.	881	Not Applicable, Fully Funded	2/11/15	$368,065	$368,065	$204,882	$572,947	$—

(u)	Credit default swap agreements outstanding at July 31, 2014:

OTC sell protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(3)	Credit Spread(2)	Termination Date	Payments Received	Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
ABX.HE.AAA.6-2	$91	†	5/25/46	0.11%	$(19,013)	$(19,017)	$4
Republic of Indonesia Government International Bond	600	1.38%	6/20/19	1.00%	(9,977)	(20,164)	10,187
Russian Federation Government International Bond	400	2.74%	6/20/24	1.00%	(53,562)	(39,831)	(13,731)
Barclays Bank:
Gazprom	1,250	2.74%	12/20/17	1.90%	(30,706)	—	(30,706)
Russian Federation Government International Bond	200	2.34%	6/20/19	1.00%	(11,780)	(12,370)	590
Russian Federation Government International Bond	400	2.74%	6/20/24	1.00%	(53,562)	(46,325)	(7,237)
Russian Federation Government International Bond	300	2.75%	9/20/24	1.00%	(41,067)	(24,810)	(16,257)
VTB Capital	1,250	3.88%	12/20/17	2.34%	(56,425)	—	(56,425)
Citigroup:
Majapahit Holding	3,000	1.81%	12/20/17	2.65%	91,203	—	91,203
Republic of Indonesia	3,000	0.89%	12/20/17	2.14%	132,559	—	132,559
Russian Federation Government International Bond	1,000	2.34%	6/20/19	1.00%	(58,896)	(61,984)	3,088
Russian Federation Government International Bond	500	2.74%	6/20/24	1.00%	(66,953)	(52,959)	(13,994)
Russian Federation Government International Bond	300	2.75%	9/20/24	1.00%	(41,068)	(26,219)	(14,849)
Credit Suisse First Boston:
TNK	1,500	2.89%	12/20/17	3.15%	18,038	—	18,038
Deutsche Bank:
Republic of Indonesia Government International Bond	1,200	1.38%	6/20/19	1.00%	(19,955)	(42,376)	22,421
Goldman Sachs:
Altice S.A.	€600	3.50%	6/20/19	5.00%	58,416	31,920	26,496
Russian Federation Government International Bond	$400	2.34%	6/20/19	1.00%	(23,558)	(24,741)	1,183
Russian Federation Government International Bond	200	2.74%	6/20/24	1.00%	(26,782)	(22,625)	(4,157)
HSBC Bank:
Russian Federation Government International Bond	130	2.34%	6/20/19	1.00%	(7,656)	(5,294)	(2,362)
Russian Federation Government International Bond	130	2.74%	6/20/24	1.00%	(17,408)	(13,384)	(4,024)
JPMorgan Chase:
Republic of Indonesia Government International Bond	1,200	1.38%	6/20/19	1.00%	(19,955)	(40,165)	20,210
Russian Federation Government International Bond	200	2.74%	6/20/24	1.00%	(26,782)	(18,377)	(8,405)
Royal Bank of Scotland:
ABX.HE AA 6-1	19,202	†	7/25/45	0.32%	(4,059,999)	(11,284,019)	7,224,020
ABX.HE AAA 7-1	7,289	†	8/25/37	0.09%	(1,674,231)	(3,607,825)	1,933,594
					$(6,019,119)	$(15,330,565)	$9,311,446

†	Credit Spread not quoted for asset-backed securities.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at July 31, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end.  Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(v)	Interest rate swap agreements outstanding at July 31, 2014:

Centrally cleared swap agreements:

Notional	Rate Type	Unrealized
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Appreciation (Depreciation)
Barclays Bank (CME)	$17,600	6/18/44	3.75%	3-Month USD-LIBOR	$(1,656,788)	$(2,093,268)
Barclays Bank (CME)	8,000	6/18/44	3.75%	3-Month USD-LIBOR	(753,086)	(433,662)
Credit Suisse First Boston (CME)	69,300	6/18/19	2.00%	3-Month USD-LIBOR	(602,190)	(664,560)
Credit Suisse First Boston (CME)	37,000	12/17/24	3.00%	3-Month USD-LIBOR	(524,418)	(316,848)
Morgan Stanley (CME)	CAD 13,300	6/19/24	3-Month USD-LIBOR	3.30%	793,523	175,825
Morgan Stanley (CME)	5,600	6/20/44	3.50%	3-Month USD-LIBOR	(356,477)	(156,895)
$(3,099,436)	$(3,489,408)

(w)	Forward foreign currency contracts outstanding at July 31, 2014:

Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2014	Unrealized Appreciation (Depreciation)
Purchased:
24,264,630 Brazilian Real settling 8/4/14	Barclays Bank	$10,856,658	$10,695,154	$(161,504)
1,355,330 Brazilian Real settling 8/4/14	BNP Paribas	597,746	597,390	(356)
3,002,983 Brazilian Real settling 8/4/14	Credit Suisse First Boston	1,339,602	1,323,629	(15,973)
1,506,749 Brazilian Real settling 10/2/14	Credit Suisse First Boston	664,001	653,220	(10,781)
2,119,626 Brazilian Real settling 8/4/14	Goldman Sachs	934,826	934,270	(556)
19,491,423 Brazilian Real settling 8/4/14	JPMorgan Chase	8,596,376	8,591,261	(5,115)
1,355,330 Brazilian Real settling 8/4/14	Morgan Stanley	609,136	597,390	(11,746)
19,525,125 Brazilian Real settling 8/4/14	UBS	8,746,534	8,606,116	(140,418)
2,525,438 Brazilian Real settling 10/2/14	UBS	1,114,000	1,094,851	(19,149)
9,986,760 British Pound settling 8/5/14	Barclays Bank	16,970,587	16,860,505	(110,082)
1,600,000 British Pound settling 8/5/14	Goldman Sachs	2,722,603	2,701,257	(21,346)
12,363,873 Euro settling 8/5/14	Credit Suisse First Boston	16,587,372	16,555,898	(31,474)
540,000 Euro settling 8/5/14	Goldman Sachs	736,755	723,089	(13,666)
329,000 Euro settling 9/3/14	Goldman Sachs	440,933	440,589	(344)
86,090,029 Japanese Yen settling 8/5/14	UBS	836,231	836,927	696
Sold:
24,264,630 Brazilian Real settling 8/4/14	Barclays Bank	10,701,522	10,695,154	6,368
24,264,630 Brazilian Real settling 9/3/14	Barclays Bank	10,764,665	10,601,322	163,343
4,698,964 Brazilian Real settling 1/5/15	Barclays Bank	1,989,147	1,986,368	2,779
1,355,330 Brazilian Real settling 8/4/14	BNP Paribas	609,000	597,390	11,610
6,907,990 Brazilian Real settling 1/5/15	Citigroup	2,925,491	2,920,178	5,313
3,002,983 Brazilian Real settling 8/4/14	Credit Suisse First Boston	1,321,736	1,323,629	(1,893)
1,828,747 Brazilian Real settling 9/3/14	Credit Suisse First Boston	814,769	798,988	15,781
6,298,020 Brazilian Real settling 10/2/14	Credit Suisse First Boston	2,719,000	2,730,375	(11,375)
1,839,157 Brazilian Real settling 1/5/15	Credit Suisse First Boston	773,000	777,457	(4,457)
1,543,468 Brazilian Real settling 1/5/15	Credit Suisse First Boston	664,000	652,462	11,538
2,119,626 Brazilian Real settling 8/4/14	Goldman Sachs	953,999	934,270	19,729
8,242,234 Brazilian Real settling 10/2/14	Goldman Sachs	3,554,603	3,573,248	(18,645)
1,640,804 Brazilian Real settling 10/2/14	Goldman Sachs	712,000	711,336	664
2,482,055 Brazilian Real settling 1/5/15	Goldman Sachs	1,041,000	1,049,226	(8,226)
19,491,423 Brazilian Real settling 8/4/14	JPMorgan Chase	8,628,150	8,591,261	36,889
1,355,330 Brazilian Real settling 8/4/14	Morgan Stanley	597,746	597,390	356
1,355,330 Brazilian Real settling 9/3/14	Morgan Stanley	604,003	592,149	11,854
2,110,000 Brazilian Real settling 1/5/15	Morgan Stanley	896,080	891,949	4,131
19,525,125 Brazilian Real settling 8/4/14	UBS	8,637,525	8,606,116	31,409
18,045,781 Brazilian Real settling 9/3/14	UBS	8,025,698	7,884,280	141,418
2,587,154 Brazilian Real settling 1/5/15	UBS	1,114,000	1,093,654	20,346
7,357,108 British Pound settling 8/5/14	Bank of America	12,485,013	12,420,902	64,111
9,719,000 British Pound settling 9/3/14	Barclays Bank	16,508,791	16,404,632	104,159
1,553,000 British Pound settling 8/5/14	BNP Paribas	2,646,029	2,621,908	24,121
2,650,808 British Pound settling 8/5/14	Citigroup	4,539,946	4,475,321	64,625
25,393 British Pound settling 9/3/14	Citigroup	43,000	42,861	139
3,634,000 British Pound settling 9/3/14	Citigroup	6,132,344	6,133,803	(1,459)
25,843 British Pound settling 8/5/14	Goldman Sachs	44,000	43,631	369
94,250 Canadian Dollar settling 9/18/14	Goldman Sachs	87,000	86,343	657

	2,642,000 Euro settling 8/5/14	Barclays Bank	3,598,726	3,537,782	60,944
	12,364,000 Euro settling 9/3/14	Credit Suisse First Boston	16,588,593	16,557,572	31,021
	546,000 Euro settling 8/5/14	Deutsche Bank	738,675	731,124	7,551
	315,873 Euro settling 8/5/14	Goldman Sachs	431,043	422,970	8,073
	32,047 Euro settling 9/3/14	Goldman Sachs	43,000	42,916	84
	9,400,000 Euro settling 8/5/14	JPMorgan Chase	12,774,451	12,587,111	187,340
	86,090,029 Japanese Yen settling 8/5/14	JPMorgan Chase	847,880	836,927	10,953
	86,090,029 Japanese Yen settling 9/3/14	UBS	836,362	837,066	(704)
					$459,102

(x)

At July 31, 2014, the Fund held $385,000 in cash as collateral and pledged cash collateral of $264,570 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(y)	Open reverse repurchase agreements at July 31, 2014:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	(2.25)%	5/14/14	5/13/16	$1,644,838	$1,653,000
	(1.375)	7/31/14	7/30/16	7,954,696	7,955,000
	0.35	7/8/14	8/8/14	1,065,249	1,065,000
	0.40	6/2/14	9/3/14	6,405,267	6,401,000
	0.40	7/8/14	8/8/14	1,506,402	1,506,000
	0.40	7/9/14	10/9/14	1,064,272	1,064,000
	0.45	5/13/14	8/13/14	5,747,742	5,742,000
	0.45	6/2/14	9/3/14	8,776,578	8,770,000
	0.45	6/12/14	9/12/14	1,412,883	1,412,000
	0.45	6/27/14	9/26/14	191,084	191,000
	0.45	7/8/14	8/8/14	5,639,691	5,638,000
	0.45	7/9/14	8/13/14	904,344	904,000
	0.45	7/9/14	10/9/14	791,227	791,000
	0.50	6/16/14	9/16/14	666,426	666,000
	0.50	6/27/14	9/26/14	195,095	195,000
	0.50	7/23/14	8/25/14	1,730,216	1,730,000
	0.50	7/30/14	8/29/14	718,335	718,315
	0.55	6/12/14	9/12/14	8,561,535	8,555,000
	0.55	7/8/14	8/8/14	6,400,346	6,398,000
	0.55	7/9/14	8/13/14	1,751,615	1,751,000
	0.55	7/14/14	9/12/14	803,221	803,000
	0.55	7/18/14	8/18/14	397,085	397,000
	0.55	7/31/14	9/4/14	3,866,000	3,866,000
	0.58	6/10/14	8/15/14	4,102,434	4,099,000
	0.60	2/26/14	8/26/14	2,064,353	2,059,000
	0.60	5/13/14	8/13/14	2,378,167	2,375,000
	0.60	6/13/14	9/16/14	1,238,010	1,237,000
	0.60	6/16/14	9/16/14	5,579,274	5,575,000
	0.60	6/18/14	9/16/14	3,266,448	3,264,000
	0.60	6/26/14	9/25/14	1,045,627	1,045,000
	0.60	7/8/14	8/8/14	299,120	299,000
	0.60	7/14/14	9/16/14	1,067,320	1,067,000
	0.60	7/16/14	10/16/14	1,037,277	1,037,000
	0.60	7/25/14	8/25/14	469,055	469,000
	0.625	2/26/14	8/26/14	4,447,011	4,435,000
	0.65	5/2/14	8/4/14	3,934,454	3,928,000
	0.65	5/5/14	8/5/14	4,763,557	4,756,000
	0.65	6/10/14	9/10/14	2,196,060	2,194,000
	0.65	6/16/14	9/16/14	1,532,272	1,531,000
	0.65	7/9/14	10/9/14	3,962,645	3,961,000
	0.65	7/21/14	10/21/14	1,680,334	1,680,000
	0.65	7/25/14	10/28/14	3,570,451	3,570,000
	0.71	2/26/14	8/26/14	1,938,947	1,933,000
	0.72	5/5/14	8/5/14	881,549	880,000
	0.75	7/15/14	10/15/14	1,006,470	1,006,115
	0.85	7/30/14	8/29/14	2,093,585	2,093,486
	1.127	5/30/14	9/3/14	1,901,742	1,897,999
	1.152	7/14/14	8/18/14	2,190,261	2,189,000
	1.225	5/15/14	8/15/14	399,056	398,000
	1.373	5/2/14	8/5/14	3,038,509	3,028,000
	1.375	5/15/14	8/15/14	2,401,132	2,394,000
	1.376	5/16/14	8/18/14	3,064,994	3,056,000
	1.377	5/23/14	8/26/14	3,691,859	3,682,000
	1.381	6/23/14	9/23/14	6,243,327	6,234,000
	1.381	6/23/14	9/24/14	4,603,878	4,597,000
	1.382	7/2/14	10/3/14	2,325,675	2,323,000
	1.385	6/30/14	10/2/14	4,771,867	4,766,000
BNP Paribas	1.275	5/15/14	8/15/14	1,558,293	1,554,000
Citigroup	0.981	6/9/14	9/9/14	794,145	793,000
	0.982	6/17/14	9/17/14	1,217,493	1,216,000
	0.984	7/1/14	10/2/14	5,148,359	5,144,000

Credit Suisse First Boston	—	12/20/12	12/19/14	1,791,000	1,791,000
	0.75	7/16/14	9/29/14	417,487	417,348
	0.90	7/16/14	9/29/14	824,640	824,312
	1.10	7/15/14	10/15/14	1,890,083	1,889,106
Deutsche Bank	(1.00)	7/10/14	7/9/16	339,792	340,000
	0.59	5/5/14	8/5/14	3,042,381	3,038,000
	0.59	5/14/14	8/14/14	450,583	450,000
	0.59	5/15/14	8/15/14	8,568,940	8,558,000
	0.59	5/19/14	8/18/14	2,926,545	2,923,000
	0.59	5/20/14	8/21/14	745,891	745,000
	0.59	5/30/14	9/2/14	1,018,050	1,017,000
	0.59	6/2/14	9/2/14	409,409	409,000
	0.59	6/9/14	9/9/14	3,051,648	3,049,000
	0.59	6/12/14	9/12/14	5,883,818	5,879,000
	0.59	6/16/14	9/16/14	5,691,287	5,687,000
	0.59	6/30/14	10/1/14	3,558,865	3,557,000
	0.59	7/1/14	10/2/14	4,215,140	4,213,000
	0.59	7/24/14	10/28/14	2,647,347	2,647,000
	0.59	7/31/14	9/2/14	81,001	81,000
	0.59	7/31/14	11/3/14	4,054,000	4,054,000
Goldman Sachs	0.21	7/16/14	8/12/14	3,006,281	3,006,000
Morgan Stanley	0.40	7/23/14	9/22/14	1,571,449	1,571,291
	0.48	7/25/14	8/28/14	4,098,382	4,098,000
	0.50	7/23/14	9/22/14	4,886,604	4,885,991
	1.05	5/15/14	8/15/14	1,348,060	1,345,000
	1.15	6/18/14	9/18/14	3,698,191	3,693,000
	1.20	6/18/14	9/18/14	1,960,872	1,958,000
	1.20	7/30/14	9/2/14	3,154,210	3,154,000
RBC Dominion	0.60	6/3/14	9/4/14	2,004,970	2,003,000
	0.60	7/29/14	10/29/14	528,026	528,000
Royal Bank of Canada	0.45	5/13/14	8/13/14	2,290,288	2,288,000
	0.55	5/13/14	8/13/14	979,195	978,000
	0.55	6/3/14	9/4/14	1,542,389	1,541,000
	0.60	7/25/14	10/29/14	1,902,222	1,902,000
	1.23	6/3/14	9/4/14	3,681,406	3,674,000
	1.23	6/23/14	9/23/14	4,780,361	4,774,000
	1.32	4/15/14	10/15/14	7,509,621	7,480,000
Royal Bank of Scotland	1.034	7/10/14	1/12/15	1,900,200	1,899,000
UBS	0.45	7/11/14	8/5/14	3,963,040	3,962,000
	0.45	7/18/14	8/19/14	11,661,040	11,659,000
	0.45	7/31/14	10/14/14	3,207,000	3,207,000
	0.47	7/18/14	8/19/14	1,162,212	1,162,000
	0.47	7/25/14	8/25/14	6,876,628	6,876,000
	0.47	7/31/14	8/19/14	1,807,013	1,807,000
	0.48	7/18/14	8/19/14	2,129,397	2,129,000
	0.50	7/22/14	9/23/14	483,067	483,000
	0.52	7/14/14	8/11/14	2,581,671	2,581,000
	0.54	7/18/14	8/19/14	1,628,342	1,628,000
	0.54	7/25/14	8/25/14	974,102	974,000
	0.55	6/16/14	9/16/14	3,863,713	3,861,000
	0.55	7/22/14	9/23/14	1,439,220	1,439,000
	0.58	7/2/14	8/4/14	6,559,389	6,556,226
	0.60	5/30/14	9/2/14	1,088,141	1,087,000
	0.60	7/25/14	8/25/14	3,136,366	3,136,000
	0.65	7/22/14	9/23/14	589,106	589,000
	0.95	7/15/14	10/15/14	974,964	974,529
	1.384	5/21/14	9/22/14	1,973,447	1,968,000
	1.477	6/3/14	9/3/14	2,138,163	2,133,000
	1.479	5/28/14	8/28/14	2,048,456	2,043,000
					$328,538,718

(z)

The weighted average daily balance of reverse repurchase agreements during the nine months ended July 31, 2014 was $196,152,797, at a weighted average interest rate of 0.56%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at July 31, 2014 was $365,291,298.

At July 31, 2014, the Fund held U.S. Treasury Obligations valued at $618,641 for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                       Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                       Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                       Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the nine months ended July 31, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds — Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at July 31, 2014 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 7/31/14
Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	$—	$4,577,618	$6,870,298	$11,447,916
Diversified Financial Services	—	27,484,921	2,800,000	30,284,921
Insurance	—	5,495,894	2,925,608	8,421,502
All Other	—	249,016,062	—	249,016,062
Mortgage-Backed Securities	—	184,707,312	2,107,010	186,814,322
Asset-Backed Securities	—	137,246,848	3,761,267	141,008,115
U.S. Government Agency Securities	—	47,931,215	—	47,931,215
Sovereign Debt Obligations	—	41,975,676	—	41,975,676
Senior Loans:
Diversified Financial Services	—	—	601,500	601,500
Hotels/Gaming	—	1,924,542	840,000	2,764,542
Oil, Gas & Consumable Fuels	—	—	211,285	211,285
All Other	—	27,322,201	—	27,322,201
Convertible Preferred Stock	17,545,000	—	—	17,545,000
Preferred Stock:
Banking	—	1,056,875	—	1,056,875
Diversified Financial Services	1,004,010	5,260,940	—	6,264,950
Convertible Bonds	—	5,206,000	—	5,206,000
Municipal Bonds	—	2,593,276	—	2,593,276
U.S. Treasury Obligations	—	858,872	—	858,872
Common Stock	523,824	—	—	523,824
Warrants	—	—	36	36
Short-Term Investments	—	16,007,813	—	16,007,813
Options Purchased:
Interest Rate Contracts	—	— (h)	—	—
	19,072,834	758,666,065	20,117,004	797,855,903
Other Financial Instruments* - Assets
Credit Contracts	—	9,483,593	204,882	9,688,475
Foreign Exchange Contracts	—	1,048,371	—	1,048,371
Interest Rate Contracts	—	175,825	—	175,825
	—	10,707,789	204,882	10,912,671
Other Financial Instruments* - Liabilities
Credit Contracts	—	(172,147)	—	(172,147)
Foreign Exchange Contracts	—	(589,269)	—	(589,269)
Interest Rate Contracts	—	(3,665,233)	—	(3,665,233)
	—	(4,426,649)	—	(4,426,649)
Totals	$19,072,834	$764,947,205	$20,321,886	$804,341,925

A security valued at $1,056,875 was transferred from Level 1 to Level 2. This change was a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2).

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended July 31, 2014, was as follows:

	Beginning Balance 10/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 7/31/14

Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	$8,143,481	$—	$(1,125,912)	$13,619	$7,723	$(168,613)	$—	$—	$6,870,298
Diversified Financial Services	—	2,744,000	—	1,733	—	54,267	—	—	2,800,000
Insurance	—	2,900,000	—	—	—	25,608	—	—	2,925,608
Asset-Backed Securities	3,946,668	—	(181,629)	7,436	3,901	(15,109)	—	—	3,761,267
Mortgage-Backed Securities	5,409,249	610,895	(3,595,447)	(15,796)	17,100	(104,910)	—	(214,081)	2,107,010
Warrants:
Engineering & Construction	—	—	—	—	—	—	36	—	36
Senior Loans:
Diversified Financial Services	—	594,000	—	—	—	7,500	—	—	601,500
Hotels/Gaming	1,368,750	—	(500,000)	3,862	16,318	(48,930)	—	—	840,000
Oil, Gas & Consumable Fuels	—	209,663	—	13,519	—	(11,897)	—	—	211,285
	18,868,148	7,058,558	(5,402,988)	24,373	45,042	(262,084)	36	(214,081)	20,117,004
Other Financial Instruments * - Assets
OGX Petroleo e Gas Participaceos S.A.	—	—	—	—	—	204,882	—	—	204,882
Totals	$18,868,148	$7,058,558	$(5,402,988)	$24,373	$45,042	$(57,202)	$36	$(214,081)	$20,321,886

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2014:

	Ending Balance at 7/31/14	Valuation Technique Used	Unobservable Inputs	Input Values

Investments in Securities - Assets
Corporate Bonds & Notes
Airlines	$6,870,298	Third Party Vendor	Broker Quote	$112.75 - $117.00
Diversified Financial Services	2,800,000	Other Valuation Techniques
Insurance	2,925,608	Benchmark Pricing	Base Price	$99.92
Asset-Backed Securities	$3,761,267	Other Valuation Techniques
Mortgage-Backed Securities	$1,966,035	Third Party Vendor	Broker Quote	$99.56
	140,975	Other Valuation Techniques
Warrants
Engineering & Construction	$36	Other Valuation Techniques
Senior Loans
Diversified Financial Services	$601,500	Third Party Vendor	Broker Quote	$100.25
Hotels/Gaming	840,000	Third Party Vendor	Broker Quote	$112.00
Oil, Gas & Consumable Fuels	211,285	Third Party Vendor	Broker Quote	$83.00
Other Financial Instruments * - Assets
Credit Contracts	$204,882	Other Valuation Techniques

*  Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3).

*** Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs.

The net change in unrealized appreciation/depreciation of Level 3 investments held at July 31, 2014 was $132,494.

Glossary:

ABX.HE - Asset-Backed Securities Index Home Equity

BRL - Brazilian Real

£ - British Pound

CAD - Canadian Dollar

CDO - Collateralized Debt Obligation

CLO - Collateralized Loan Obligation

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

€ - Euro

FRN - Floating Rate Note

IO - Interest Only

¥ - Japanese Yen

LIBOR - London Inter-Bank Offered Rate

MBIA - insured by MBIA Insurance Corp.

MBS - Mortgage-Backed Securities

OTC - Over-the-Counter

PIK - Payment-in-Kind

PO - Principal Only

TBA - To Be Announced

Item 2. Controls and Procedures

(a) The registrant’s President, Principal Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Income Opportunity Fund

By	/s/ Peter G. Strelow
Peter G. Strelow, President, Principal Executive Officer

Date: September 26, 2014

By	/s/ William G. Galipeau
William G. Galipeau, Treasurer, Principal Financial & Accounting Officer

Date: September 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter G. Strelow
Peter G. Strelow, President, Principal Executive Officer

Date: September 26, 2014

By	/s/ William G. Galipeau
William G. Galipeau, Treasurer, Principal Financial & Accounting Officer

Date: September 26, 2014